SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Floating-Rate Income Trust Eaton Vance Senior Floating-Rate Trust Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

EATON VANCE FLOATING-RATE INCOME TRUST (EFT)
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST (EVY)
EATON VANCE SENIOR INCOME TRUST (EFR)
Two International Place
Boston, Massachusetts 02110

IMPORTANT UPDATE

Your Fund's Board has approved a tender offer and, for EFT and EFR, a distribution rate increase that, in each case, are conditioned on shareholder approval of the Fund's new advisory agreement with Eaton Vance Management. Specifically, the Boards approved:

- A conditional cash tender offer pursuant to which each Fund will purchase up to 25% of the Fund's outstanding common shares at a price per share equal to 99% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires.

- For EFT and EFR, a conditional increase to each Fund's regular monthly shareholder distribution by approximately 25% over each Fund's current monthly distribution rate.

The Funds' joint special meeting of shareholders to consider the new advisory agreements is scheduled for April 9, 2021. ***Please take the time to vote your WHITE proxy card(s) now.***

The Boards unanimously recommend that shareholders vote FOR the new investment advisory agreements in Proposal 1 on the WHITE proxy card.

	FOR	AGAINST	ABSTAIN
Proposal 1: Approval of a new investment advisory agreement for each Fund with Eaton Vance Management to continue to serve as the Fund's investment adviser	☑	☐	☐

Please see the Funds' proxy statement for more information.

If you have any questions or would like to receive a copy of your Fund's proxy statement, you may speak to a live representative at the Funds' proxy solicitor, AST Fund Solutions, LLC, toll-free at (866) 416-0552.

EATON VANCE FLOATING-RATE INCOME TRUST (EFT)
EATON VANCE SENIOR FLOATING-RATE TRUST (EFR)
EATON VANCE NEW YORK MUNICIPAL INCOME TRUST (EVY)
Two International Place
Boston, Massachusetts 02110

Vote NOW so Your Fund's Operations are Not Disrupted!

As you may be aware, Fund shareholders are being asked to approve new investment advisory agreements for the Funds in connection with Eaton Vance's acquisition by Morgan Stanley. **The adjourned joint special meeting of shareholders of Eaton Vance Floating-Rate Income Trust (EFT), Eaton Vance Senior Floating-Rate Trust (EFR) and Eaton Vance New York Municipal Income Trust (EVY) to consider the new agreements is scheduled for April 9, 2021**.

The Funds' Boards have approved tender offers and, for EFT and EFR, distribution rate increases that are conditioned on shareholder approval of the new agreements. As announced on March 16, 2021, each Board has authorized a conditional cash tender offer pursuant to which such Fund will purchase up to 25% of the Fund's outstanding common shares at a price per share equal to 99% of the Fund's net asset value per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. Also, if each new agreement is approved, EFT and EFR will also increase its regular monthly shareholder distribution by approximately 25% over each Fund's current monthly distribution rate.

Vote Today!

Your Vote is Extremely Important, No Matter How Many Shares You Own

We encourage you to utilize one of the following easy options for voting today:

- By telephone: Call the toll-free number printed on the enclosed **WHITE** proxy card(s) and follow the instructions.
- By internet: Access the website address printed on the enclosed **WHITE** proxy card(s) and follow the directions on the website.
- By mail: Complete, sign, and date the **WHITE** proxy card(s) you received and return in the self-addressed, postage-paid envelope.

Please see the Funds' proxy statement for more information.

If you have any questions or would like to receive a copy of your Fund's proxy statement, please contact AST Fund Solutions at (866) 416-0552. You may also view your Fund's proxy statement online at: https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php

Eaton Vance Closed-End Funds

Adjournment Proxy Contest Call Guide

(VOTING PROXY CONTEST SCRIPT)

Good (morning, afternoon, evening), my name is (AGENT’S FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Re-Greet If Necessary)

I am calling on a recorded line regarding your current investment in the Eaton Vance Closed-End Funds. The adjourned Joint Special Meeting of Shareholders is now scheduled to take place on April 9, 2021.

Even if you have already voted in the past, we are asking that all shareholders participate in the voting process now. A known opportunistic hedge fund manager is attempting to obstruct the approval of each Fund’s new investment advisory agreement. Each and every vote matters. As a convenience, I can record your voting instructions by phone in support of the proposal to approve a new investment advisory agreement. Your Board of Trustees is recommending a vote “For” the proposal.

Would you like to vote along with the Board’s recommendation?

(Pause For Response) (Review Voting Options with Shareholder If Necessary)

If we identify any additional accounts you hold in the Eaton Vance Closed-End Funds before the meeting takes place, would you like to vote those accounts in the same manner as well?

(Pause For Response)

*Confirmation – I am recording your (Recap Voting Instructions) for voter confirmation number (CONTROL#) today (Today’s Date & Time).

For confirmation purposes:

•	Please state your full name. (Pause)
•	According to our records, you reside in (city, state, zip code). (Pause)
•	To ensure that we have the correct address for the written confirmation, please state your street address. (Pause)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll free number listed on the confirmation. Mr. /Ms. ___________, your vote is important and your time is greatly appreciated. Thank you and have a good (morning, afternoon, evening.)